UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2018

Autoliv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12933	51-0378542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Klarabergsviadukten 70, Section B, 7th Floor,

Box 70381,

SE-107 24, Stockholm, Sweden

(Address and Zip Code of principal executive offices)

+46 8 587 20 600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 28, 2018, Autoliv, Inc. (“Autoliv” or the “Company”) entered into several agreements with Veoneer, Inc. (“Veoneer”) in connection with the previously announced spin-off of Veoneer from Autoliv (the “spin-off”), including the following:

•	Distribution Agreement (the “Distribution Agreement”)

•	Employee Matters Agreement

•	Tax Matters Agreement

•	Amended and Restated Master Transition Services Agreement

A summary of certain material terms of these agreements can be found in the section entitled “Certain Relationships and Related Persons Transactions” in Veoneer’s Information Statement dated June 8, 2018, which is included as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Distribution Agreement, the Employee Matters Agreement, the Tax Matters Agreement and the Amended and Restated Master Transition Services Agreement, copies of which are filed as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.01	Completion of the Acquisition or Disposition of Assets.

On June 29, 2018, pursuant to the Distribution Agreement, Autoliv completed the spin-off through the distribution by Autoliv of all of the outstanding shares of common stock of Veoneer to Autoliv stockholders as of the close of business on June 12, 2018, the common stock record date for the distribution, in a tax-free, pro rata distribution. Each Autoliv stockholder and Autoliv Swedish Depository Receipt (“SDR”) holder received one share of Veoneer common stock or one Veoneer SDR for every one share of Autoliv common stock or SDR held by such person on the applicable record date.

Veoneer is now an independent public company, and on July 2, 2018, Veoneer’s common stock began regular-way trading on the New York Stock Exchange under the symbol “VNE” and its SDRs began trading on Nasdaq Stockholm under the symbol “VNE SDB.” Autoliv distributed a total of approximately 87 million shares of Veoneer common stock to the Autoliv stockholders as of the close of business on the record date.

On June 27, 2018, prior to the spin-off and as previously announced, Autoliv made cash contributions to Veoneer so that Veoneer has total cash liquidity of approximately $1 billion as of the spin-off. Autoliv funded the contribution through a mixture of new external funding and existing cash.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Autoliv Board of Directors

In connection with the spin-off, the previously announced resignations of Robert W. Alspaugh, Kazuhiko Sakamoto and Wolfgang Ziebart from the board of directors of Autoliv (the “Board”) and corresponding reduction in the size of the Board became effective. Mr. Alspaugh served as the chair of the audit committee and as a member of the risk and compliance committee, Mr. Sakamoto served on the risk and compliance committee and Mr. Ziebart served as a member of the audit committee and the risk and compliance committee. The current members of the Board are Jan Carlson, Hasse Johansson, Leif Johansson, David E. Kepler, Franz-Josef Kortüm, Xiaozhi Liu, James M. Ringler and Ted Senko. Hasse Johansson joined the audit committee of the Board in connection with the spin-off as previously announced, and Mr. Senko became chair.

Autoliv Executive Officers

In connection with the spin-off, the previously announced appointment of Mikael Bratt as President and Chief Executive Officer of Autoliv became effective. In addition, as previously announced, Jan Carlson and Lars Sjöbring resigned from their positions as President and Chief Executive Officer and Group VP, Legal Affairs, General Counsel and Secretary, respectively, to assume new roles at Veoneer as of the spin-off.

Agreements with Directors and Officers

Mr. Bratt’s employment agreement with Autoliv became effective as of the spin-off. A summary of certain material terms of Mr. Bratt’s employment agreement can be found in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 26, 2018, and is incorporated herein by reference. The summary is qualified in its entirety by reference to the full text of the agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, and is incorporated herein by reference.

Item 8.01	Other Events.

New Form of Indemnification Agreement

On June 28, 2018, the Board approved a new form of standard indemnification agreement to be entered into with its directors and certain executive officers (the “Indemnification Agreement”). The Indemnification Agreement will supersede the previous form of indemnification agreement.

Consistent with the indemnification agreements previously in effect, the Indemnification Agreement requires Autoliv to indemnify its directors and executive officers to the fullest extent permitted by Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The Indemnification Agreement sets forth the procedures and conditions for obtaining such indemnification or advancement of expenses. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, and is incorporated herein by reference.

Press Release

On July 2, 2018, the Company issued a press release announcing the completion of the spin-off. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Company’s unaudited pro forma consolidated financial information giving effect to the spin-off is filed as Exhibit 99.3 hereto and incorporated herein by reference. A copy of the financial information will be made available on the Company’s website at www.autoliv.com.

(d) Exhibits

Exhibit No.	Description

2.1	Distribution Agreement, dated June 28, 2018, between Veoneer, Inc. and Autoliv, Inc.

10.1	Employee Matters Agreement, dated June 28, 2018, between Veoneer, Inc. and Autoliv, Inc.

10.2	Tax Matters Agreement, dated June 28, 2018, between Veoneer, Inc. and Autoliv, Inc.

10.3	Amended and Restated Master Transition Services Agreement, dated June 28, 2018, between Veoneer, Inc. and Autoliv, Inc.

99.1	Information Statement of Veoneer, Inc. dated as of June 8, 2018.

99.2	Press Release dated July 2, 2018.

99.3	Unaudited pro forma consolidated financial statements of Autoliv, Inc.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Distribution Agreement, dated June 28, 2018, between Veoneer, Inc. and Autoliv, Inc.

10.1	Employee Matters Agreement, dated June 28, 2018, between Veoneer, Inc. and Autoliv, Inc.

10.2	Tax Matters Agreement, dated June 28, 2018, between Veoneer, Inc. and Autoliv, Inc.

10.3	Amended and Restated Master Transition Services Agreement, dated June 28, 2018, between Veoneer, Inc. and Autoliv, Inc.

99.1	Information Statement of Veoneer, Inc. dated as of June 8, 2018.

99.2	Press Release dated July 2, 2018.

99.3	Unaudited pro forma consolidated financial statements of Autoliv, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLIV, INC.

By:	/s/ Anthony Nellis
Name:	Anthony Nellis
Title:	Executive Vice President, Legal Affairs and General Counsel

Date: July 2, 2018